Exhibit 99.1

Letter of Transmittal

To Tender for Exchange
8.25% Senior Notes due 2018
of
Grifols Inc.
With an unconditional, full and irrevocable guarantee as to payment of principal and interest from
Grifols, S.A.
and various Subsidiary Guarantors

Pursuant to the Prospectus dated          , 2011

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           , 2011, UNLESS EXTENDED (SUCH TIME AND DATE, AS THE SAME MAY BE EXTENDED FROM TIME TO TIME, THE “EXPIRATION DATE”). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR THE EXPIRATION DATE.

The Exchange Agent is:
The Bank of New York Mellon Trust Company, N.A.

By Certified or Registered Mail, Overnight Courier or Regular Mail or by Hand:
The Bank of New York Mellon Trust Company, N.A.

c/o The Bank of New York Mellon Corporation
Corporate Trust Operations-Reorganization Unit
101 Barclay St., Floor 7 East
New York, NY 10286
Attention: Mr. William Buckley

By Facsimile (eligible institutions only):
(212) 298-1915

Telephone Inquiries:
(212) 815-5788

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION TO A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

The undersigned acknowledges receipt of the prospectus dated          , 2011 (the “Prospectus”) of Grifols Inc. (the “Company”) and the various guarantors listed on Annex A hereto (the “Guarantors”) and this Letter of Transmittal (the “Letter of Transmittal”), which together with the Prospectus constitutes the Company’s offer (the “Exchange Offer”) to exchange up to $1,100,000,000 in aggregate principal amount of the Company’s 8.25% Senior Notes due 2018 (the “Exchange Notes”), which are unconditionally, fully and irrevocably guaranteed by the Guarantors, and which have been registered under the Securities Act of 1933, as amended (the “Securities Act”), for $1,100,000,000 in aggregate principal amount of the Company’s issued and outstanding 8.25% Senior Notes due 2018 (CUSIP Nos. 374500 AA4 and U3748T AA2) (the “Existing Notes”), which are unconditionally, fully and irrevocably guaranteed by the Guarantors. Recipients of the Prospectus should read the requirements described in such Prospectus with respect to eligibility to participate in the Exchange Offer. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

The undersigned hereby tenders the Existing Notes described in the box entitled “Description of Existing Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal. The undersigned is the registered holder of all the Existing Notes (the “Holder”) and the undersigned represents that it has received from each beneficial owner of Existing Notes (the “Beneficial Owners”) a duly completed and executed form of “Instruction to Registered Holder from Beneficial Owner” accompanying this Letter of Transmittal, instructing the undersigned to take the action described in this Letter of Transmittal.

PLEASE READ CAREFULLY THIS ENTIRE LETTER OF TRANSMITTAL AND COMPLETE ALL BOXES BELOW.

This Letter of Transmittal is to be used by a Holder (i) if certificates representing Existing Notes are to be forwarded herewith and (ii) if a tender is made pursuant to the guaranteed delivery procedures described in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.”

Holders that are tendering by book-entry transfer to the Exchange Agent’s account at DTC can execute the tender through ATOP, for which the Exchange Offer will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the Exchange Agent’s account at DTC. DTC will then send an agent’s message forming part of a book-entry transfer in which the participant agrees to be bound by the terms of the Letter of Transmittal (an “Agent’s Message”) to the Exchange Agent for its acceptance. Transmission of the Agent’s Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent’s Message.

Any Beneficial Owner whose Existing Notes are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to tender should contact such Holder promptly and instruct such Holder to tender on behalf of the Beneficial Owner. If such Beneficial Owner wishes to tender on its own behalf, such Beneficial Owner must, prior to completing and executing this Letter of Transmittal and delivering its Existing Notes, either make appropriate arrangements to register ownership of the Existing Notes in such Beneficial Owner’s name or obtain a properly completed bond power from the Holder. The transfer of record ownership may take considerable time.

In order to properly complete this Letter of Transmittal, a Holder must (i) complete the box entitled “Description of Existing Notes,” (ii) if appropriate, check and complete the boxes relating to book-entry transfer, guaranteed delivery, Special Issuance Instructions and Special Delivery Instructions, (iii) sign the Letter of Transmittal by completing the box entitled “Sign Here To Tender Your Existing Notes” and (iv) complete the Substitute Form W-9. Each Holder should carefully read the detailed instructions below prior to completing this Letter of Transmittal.

Holders of Existing Notes who desire to tender their Existing Notes for exchange and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver their Existing Notes, this Letter of Transmittal and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date, must tender the Existing Notes pursuant to the guaranteed delivery procedures set forth in the section of the Prospectus entitled “The Exchange Offer — Guaranteed Delivery Procedures.” See Instruction 2.

Holders of Existing Notes who wish to tender their Existing Notes for exchange must complete columns (1) through (3) in the box below entitled “Description of Existing Notes,” and sign the box below entitled “Sign Here to Tender Your Existing Notes.” If only those columns are completed, such Holder will have tendered for exchange all Existing Notes listed in column (3) below. If the Holder wishes to tender for exchange less than all of such Existing Notes, column (4) must be completed in full. In such case, such Holder should refer to Instruction 5.

The Exchange Offer may be extended, terminated or amended, as provided in the Prospectus. During any such extension of the Exchange Offer, all Existing Notes previously tendered and not withdrawn pursuant to the Exchange Offer will remain subject to such Exchange Offer.

The undersigned hereby tenders for exchange the Existing Notes described in the box entitled “Description of Existing Notes” below pursuant to the terms and conditions described in the Prospectus and this Letter of Transmittal.

DESCRIPTION OF EXISTING NOTES

(1)	(2)	(3)	(4)
Name(s) and Address(es)		Aggregate Principal	Principal Amount
of Registered Holder(s)	Certificate	Amount Represented by	Tendered For
(Please Fill in, if Blank)	Number(s)	Certificate(s)(A)	Exchange(B)

Total Principal Amount Tendered

(A)	Unless indicated in this column, any tendering Holder will be deemed to have tendered the entire aggregate principal amount represented by the Existing Notes indicated in the column labeled “Aggregate Principal Amount Represented by Certificate(s).” See Instruction 5.

(B)	The minimum permitted tender is $2,000 in principal amount of Existing Notes. All other tenders must be in integral multiples of $1,000 in excess of $2,000.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE ENCLOSED HEREWITH.

☐	CHECK HERE IF TENDERED EXISTING NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY ENCLOSED HEREWITH AND COMPLETE THE FOLLOWING (FOR USE BY ELIGIBLE INSTITUTIONS ONLY):

Name(s) of Registered Holder(s):

Date of Execution of Notice of Guaranteed Delivery:

Window Ticket Number (if any):

Name of Institution that Guaranteed Delivery:

Only Holders are entitled to tender their Existing Notes for exchange in the Exchange Offer. Any financial institution that is a participant in DTC’s system and whose name appears on a security position listing as the record owner of the Existing Notes and who wishes to make book-entry delivery of Existing Notes as described above must complete and execute a participant’s letter (which will be distributed to participants by DTC) instructing DTC’s nominee to tender such Existing Notes for exchange. Persons who are Beneficial Owners of Existing Notes but are not Holders and who seek to tender Existing Notes should (i) contact the Holder and instruct such Holder to tender on its behalf, (ii) obtain and include with this Letter of Transmittal, Existing Notes properly endorsed for transfer by the Holder or accompanied by a properly completed bond power from the Holder, with signatures on the endorsement or bond power guaranteed by a firm that is an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Exchange Act of 1934, as amended (the “Exchange Act”), including a firm that is a member of a registered national securities exchange, a member of the Financial Industry Regulatory Authority, Inc., a commercial bank or trading company having an office in the United States or certain other eligible guarantors (each, an “Eligible Institution”), or (iii) effect a record transfer of such Existing Notes from the Holder to such Beneficial Owner and comply with the requirements applicable to Holders for tendering Existing Notes prior to the Expiration Date. See the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering.”

SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 1, 6, 7, 8 and 9)

To be completed ONLY (i) if the Exchange Notes issued in exchange for the Existing Notes, certificates for Existing Notes in a principal amount not exchanged for Exchange Notes or Existing Notes (if any) not tendered for exchange are to be issued in the name of someone other than the undersigned or (ii) if Existing Notes tendered by book-entry transfer that are not exchanged are to be returned by credit to an account maintained at DTC.

Issue to:

Name:
(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or
Social Security No.)

Credit Existing Notes not exchanged and delivered by book-entry transfer to DTC account set forth below:
(Account Number)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 1, 6, 7, 8 and 9)

To be completed ONLY (i) if the Exchange Notes issued in exchange for Existing Notes, certificates for Existing Notes in a principal amount not exchanged for Exchange Notes or Existing Notes (if any) not tendered for exchange are to be mailed or delivered (i) to someone other than the undersigned or (ii) to the undersigned at an address other than the address shown below the undersigned’s signature.

Mail or deliver to:

Name:
(Please Type or Print)

Address:

(Include Zip Code)

(Taxpayer Identification or
Social Security No.)

SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company for exchange the Existing Notes indicated above. Subject to, and effective upon, acceptance for exchange of the Existing Notes tendered for exchange herewith, the undersigned will have irrevocably sold, assigned, transferred and exchanged, to the Company, all right, title and interest in, to and under all of the Existing Notes tendered for exchange hereby, and hereby will have appointed the Exchange Agent as the true and lawful agent and attorney-in-fact (with full knowledge that the Exchange Agent also acts as agent of the Company) of such Holder with respect to such Existing Notes, with full power of substitution (i) to deliver certificates representing such Existing Notes, or transfer ownership of such Existing Notes on the account books maintained by DTC (together, in any such case, with all accompanying evidences of transfer and authenticity), to the Company, (ii) to present and deliver such Existing Notes for transfer on the books of the Company and (iii) to receive all benefits and otherwise exercise all rights and incidents of beneficial ownership with respect to such Existing Notes, all in accordance with the terms of the Exchange Offer. The power of attorney granted in this paragraph shall be deemed to be irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Existing Notes; and that when such Existing Notes are accepted for exchange by the Company, the Company will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claims. The undersigned further warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Existing Notes tendered for exchange hereby. The undersigned further agrees that acceptance of any and all validly tendered Existing Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement.

By tendering, the undersigned hereby further represents to the Company that:

(i) the Exchange Notes to be acquired by the undersigned in exchange for the Existing Notes tendered hereby and any Beneficial Owner(s) of such Existing Notes in connection with the Exchange Offer will be acquired by the undersigned and such Beneficial Owner(s) in the ordinary course of their respective businesses,

(ii) the undersigned is not engaged in, and does not intend to engage in, a distribution of the Exchange Notes,

(iii) the undersigned does not have an arrangement or understanding with any person to engage in the distribution of the Exchange Notes in violation of the provisions of the Securities Act,

(iv) the undersigned and each Beneficial Owner acknowledge and agree that any person who is a broker-dealer registered under the Exchange Act or is participating in the Exchange Offer for the purpose of distributing the Exchange Notes must comply with the registration and prospectus delivery requirements of Section 10 of the Securities Act in connection with a secondary resale transaction of the Exchange Notes acquired by such person and cannot rely on the position of the staff of the Commission set forth in certain no-action letters,

(v) the undersigned and each Beneficial Owner understand that a secondary resale transaction described in clause (iv) above and any resales of Exchange Notes obtained by the undersigned in exchange for the Existing Notes acquired by the undersigned directly from the Company should be covered by an effective registration statement containing the selling securityholder information required by Item 507 or Item 508, as applicable, of Regulation S-K of the Commission, and

(vi) neither the undersigned nor any Beneficial Owner is an “affiliate,” as defined under Rule 405 under the Securities Act, of the Company.

If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Existing Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of Section 10 of the Securities Act in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering such prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act. A broker-dealer may not participate in the Exchange Offer with respect to the Existing Notes acquired other than as a result of market-making activities or other trading activities.

For purposes of the Exchange Offer, the Company will be deemed to have accepted for exchange, and to have exchanged, validly tendered Existing Notes, if, as and when the Company gives oral or written notice thereof to the Exchange Agent. Tenders of Existing Notes for exchange may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. See “The Exchange Offer — Withdrawal of Tenders” in the Prospectus. Any Existing Notes tendered by the undersigned and not accepted for exchange will be returned to the undersigned at the address set forth above unless otherwise indicated in the box above entitled “Special Delivery Instructions” promptly after the Expiration Date.

The undersigned acknowledges that the Company’s acceptance of Existing Notes validly tendered for exchange pursuant to any one of the procedures described in the section of the Prospectus entitled “The Exchange Offer” and in the instructions hereto will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer.

Unless otherwise indicated in the box entitled “Special Issuance Instructions,” please return any Existing Notes not tendered for exchange in the name(s) of the undersigned. Similarly, unless otherwise indicated in the box entitled “Special Delivery Instructions,” please mail any certificates for Existing Notes not tendered or exchanged (and accompanying documents, as appropriate) to the undersigned at the address shown below the undersigned’s signature(s). In the event that both “Special Issuance Instructions” and “Special Delivery Instructions” are completed, please issue the certificates representing the Exchange Notes issued in exchange for the Existing Notes accepted for exchange in the name(s) of, and return any Existing Notes not tendered for exchange or not exchanged to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation pursuant to the “Special Issuance Instructions” and “Special Delivery Instructions” to transfer any Existing Notes from the name of the Holder(s) thereof if the Company does not accept for exchange any of the Existing Notes so tendered for exchange or if such transfer would not be in compliance with any transfer restrictions applicable to such Exchange Note(s).

In order to validly tender Existing Notes for exchange, Holders must complete, execute and deliver this Letter of Transmittal.

Except as stated in the Prospectus, all authority herein conferred or agreed to be conferred shall survive the death, incapacity or dissolution of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as otherwise stated in the Prospectus, this tender for exchange of Existing Notes is irrevocable.

SIGN HERE TO TENDER YOUR EXISTING NOTES

Signature(s) of Owner(s)

Dated:   , 20

Must be signed by the Holder(s) exactly as name(s) appear(s) on certificate(s) representing the Existing Notes or on a security position listing or by person(s) authorized to become registered Exchange Note holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please provide the following information. (See Instruction 6.)

Name(s):

(Please Type or Print)

Capacity (full title):

Address:

(Include Zip Code)

Principal place of business (if different from address listed above):

Area Code and Telephone No.:

Tax Identification or Social Security Nos.:

GUARANTEE OF SIGNATURE(S)
(Signature(s) must be guaranteed if required by Instruction 1)

Authorized Signature:

Name and Title:

(Please Type or Print)

Name of Firm:

Address:

Area Code and Telephone No.:

Dated:

IMPORTANT: COMPLETE AND SIGN THE SUBSTITUTE FORM W-9 IN THIS LETTER OF TRANSMITTAL.

INSTRUCTIONS

Forming Part of the Terms and Conditions of the Exchange Offer

1. Guarantee of Signatures.  Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by an institution that is (1) a member of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., (2) a commercial bank or trust company having an office or correspondent in the United States, or (3) an Eligible Institution that is a member of one of the following recognized Signature Guarantee Programs:

(a) The Securities Transfer Agents Medallion Program (STAMP);

(b) The New York Stock Exchange Medallion Signature Program (MSP); or

(c) The Stock Exchange Medallion Program (SEMP).

Signatures on this Letter of Transmittal need not be guaranteed (i) if this Letter of Transmittal is signed by the Holder(s) of the Existing Notes tendered herewith and such Holder(s) have not completed the box entitled “Special Issuance Instructions” or the box entitled “Special Delivery Instructions” on this Letter of Transmittal or (ii) if such Existing Notes are tendered for the account of an Eligible Institution. In all other cases, all signatures must be guaranteed by an Eligible Institution.

2. Delivery of this Letter of Transmittal and Existing Notes; Guaranteed Delivery Procedures.  This Letter of Transmittal is to be completed by Holders if certificates representing Existing Notes are to be forwarded herewith. All physically delivered Existing Notes, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any other required documents, must be received by the Exchange Agent at its address set forth herein prior to the Expiration Date or the tendering holder must comply with the guaranteed delivery procedures set forth below. Delivery of the documents to DTC does not constitute delivery to the Exchange Agent.

The method of delivery of Existing Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder. Except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. Neither this Letter of Transmittal nor any Existing Notes should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

Holders of Existing Notes who elect to tender Existing Notes and (i) whose Existing Notes are not immediately available or (ii) who cannot deliver the Existing Notes, this Letter of Transmittal or other required documents to the Exchange Agent prior the Expiration Date must tender their Existing Notes according to the guaranteed delivery procedures set forth in the Prospectus. Holders may have such tender effected if:

(a) such tender is made through an Eligible Institution;

(b) prior to 5:00 p.m., New York City time, on the Expiration Date, the Exchange Agent has received from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, setting forth the name and address of the Holder, the certificate number(s) of such Existing Notes and the principal amount of Existing Notes tendered for exchange, stating that tender is being made thereby and guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing such Existing Notes (or a Book-Entry Confirmation), in proper form for transfer, and any other documents required by this Letter of Transmittal, will be deposited by such Eligible Institution with the Exchange Agent; and

(c) a properly executed Letter of Transmittal (or facsimile thereof), as well as the certificate(s) for all tendered Existing Notes in proper form for transfer or a Book-Entry Confirmation, together with any other documents required by this Letter of Transmittal, are received by the Exchange Agent within three NASDAQ trading days after the Expiration Date.

No alternative, conditional or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), waive any right to receive notice of the acceptance of their Existing Notes for exchange.

3. Inadequate Space.  If the space provided in the box entitled “Description of Existing Notes” above is inadequate, the certificate numbers and principal amounts of the Existing Notes being tendered should be listed on a separate signed schedule affixed hereto.

4. Withdrawals.  A tender of Existing Notes may be withdrawn at any time prior to the Expiration Date by delivery of written notice of withdrawal (or facsimile thereof) to the Exchange Agent at the address set forth on the cover of this Letter of Transmittal. To be effective, a notice of withdrawal of Existing Notes must (i) specify the name of the person who tendered the Existing Notes to be withdrawn (the “Depositor”), (ii) identify the Existing Notes to be withdrawn (including the certificate number(s) and aggregate principal amount of such Existing Notes) and (iii) be signed by the Holder in the same manner as the original signature on the Letter of Transmittal by which such Existing Notes were tendered (including any required signature guarantees). All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company in its sole discretion, whose determination shall be final and binding on all parties. Any Existing Notes so withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer and no Exchange Notes will be issued with respect thereto unless the Existing Notes so withdrawn are validly retendered. Properly withdrawn Existing Notes may be retendered by following one of the procedures described in the section of the Prospectus entitled “The Exchange Offer — Procedures for Tendering” at any time prior to the Expiration Date.

5. Partial Tenders.  Tenders of Existing Notes will be accepted only in multiples of $2,000 principal amount and integral multiples of $1,000 in excess of $2,000. If a tender for exchange is to be made with respect to less than the entire principal amount of any Existing Notes, fill in the principal amount of Existing Notes that are tendered for exchange in column (5) of the box entitled “Description of Existing Notes,” as more fully described in the footnotes thereto. In the case of a partial tender for exchange, a new certificate, in fully registered form, for the remainder of the principal amount of the Existing Notes, will be sent to the Holders unless otherwise indicated in the appropriate box on this Letter of Transmittal promptly after the expiration or termination of the Exchange Offer.

6. Signatures on this Letter of Transmittal, Powers of Attorney and Endorsements.

(a) The signature(s) of the Holder on this Letter of Transmittal must correspond with the name(s) as written on the face of the Existing Notes without alteration, enlargement or any change whatsoever.

(b) If tendered Existing Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

(c) If any tendered Existing Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary or required documents as there are different registrations or certificates.

(d) When this Letter of Transmittal is signed by the Holder listed and transmitted hereby, no endorsements of Existing Notes or bond powers are required. If, however, Existing Notes not tendered or not accepted are to be issued or returned in the name of a person other than the Holder, then the Existing Notes transmitted hereby must be endorsed or accompanied by a properly completed bond power, in a form satisfactory to the Company, in either case signed exactly as the name(s) of the Holder(s) appear(s) on the Existing Notes. Signatures on such Existing Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

(e) If this Letter of Transmittal or Existing Notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with this Letter of Transmittal.

(f) If this Letter of Transmittal is signed by a person other than the Holder listed, the Existing Notes must be endorsed or accompanied by a properly completed bond power, in either case signed by such Holder exactly as the name(s) of the Holder appear(s) on the certificates. Signatures on such Existing Notes or bond powers must be guaranteed by an Eligible Institution (unless signed by an Eligible Institution).

7. Backup Withholding; Substitute Form W-9.  Under U.S. federal income tax law, a Holder whose tendered Existing Notes are accepted for exchange may be subject to backup withholding (currently at a 28% rate) on payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer. To prevent backup withholding, each Holder of tendered Existing Notes must provide to the Exchange Agent such Holder’s correct taxpayer identification number (“TIN”) by completing the Substitute Form W-9 below, certifying that the Holder is a U.S. person, that the TIN provided is correct (or that the Holder is awaiting a TIN), and that (i) the Holder is exempt from backup withholding, (ii) the Holder has not been notified by the Internal Revenue Service (the “IRS”) that the Holder is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the IRS has notified the Holder that the Holder is no longer subject to backup withholding. A U.S. person is (i) an individual who is a U.S. citizen or U.S. resident alien, (ii) a partnership, corporation, company or association created or organized in the United States or under the laws of the United States, (iii) an estate (other than a foreign estate) or (iv) a domestic trust (as defined in U.S. Treasury Regulations Section 301.7701-7). If the Exchange Agent is not provided with the correct TIN, the tendering Holder may be subject to penalties imposed by the IRS. In addition, the Holder may be subject to backup withholding on all reportable payments made on account of the Exchange Notes after the exchange.

If the Holder is an individual, the TIN is generally his or her social security number. If the Holder is a nonresident alien or a foreign entity not subject to backup withholding, the Holder must provide to the Exchange Agent the appropriate completed Form W-8 rather than a Substitute Form W-9. These forms may be obtained from the Exchange Agent. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the “W-9 Guidelines”) for additional instructions. If the Existing Notes are in more than one name or are not in the name of the actual owner, the tendering holder should consult the W-9 Guidelines for information regarding which TIN to report. Certain Holders (including, among others, corporations) may not be subject to these backup withholding requirements. Please consult the W-9 Guidelines for more information. Such exempt Holders must nevertheless enter their name, address, status and TIN, check the “Exempt Payee” box in Part 3 of the Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent.

If the Holder whose Existing Notes are tendered does not have a TIN or does not know its TIN, the Holder should check the box in Part 2 of the Substitute Form W-9, write “Applied For” in lieu of its TIN in Part 1, sign and date the form and provide it to the Exchange Agent. In addition, such Holder also must sign and date the Certificate of Awaiting Taxpayer Identification Number. A Holder that does not have a TIN should consult the W-9 Guidelines for instructions on applying for a TIN. Note: Checking the box in Part 2 of the Substitute Form W-9 and writing “Applied For” in Part 1 means that the Holder has already applied for a TIN or that the Holder intends to apply for one in the near future. If a Holder checks the box in Part 2 and writes “Applied For” in Part 1, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such Holder. If such a Holder furnishes its properly certified TIN to the Exchange Agent within 60 days of the Exchange Agent’s receipt of the Substitute Form W-9, however, any amounts so withheld shall be refunded to such Holder. If, however, the Holder has not provided the Exchange Agent with its TIN within such 60-day period, such previously retained amounts will be remitted to the IRS as backup withholding.

Backup withholding is not an additional U.S. federal income tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the IRS, provided the required information is timely furnished to the IRS.

8. Transfer Taxes.  Holders whose Existing Notes are tendered for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, the Exchange Notes are delivered to, or are to be issued in the name of, any person other than the Holder of the Existing Notes tendered hereby, or if tendered Existing Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Existing Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the Holder or any other persons) will be payable by the Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such Holder.

9. Special Issuance and Delivery Instructions.  If the Exchange Notes are to be issued, or if any Existing Notes not tendered for exchange are to be issued or sent to someone other than the Holder or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed. Holders of Existing Notes tendering

Existing Notes by book-entry transfer may request that Existing Notes not exchanged be credited to such account maintained at DTC as such Holder may designate.

10. Irregularities.  All questions as to the validity, form, eligibility (including time of receipt), compliance with conditions, acceptance and withdrawal of tendered Existing Notes will be determined by the Company in its sole discretion, which determination shall be final and binding. The Company reserves the absolute right to reject any and all Existing Notes not properly tendered or any Existing Notes the Company’s acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Existing Notes. The Company’s interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Existing Notes must be cured within such time as the Company shall determine. Although the Company intends to notify Holders of defects or irregularities with respect to tenders of Existing Notes, neither the Company, the Exchange Agent nor any other person shall incur any liability for failure to give such notification. Tenders of Existing Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Existing Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering holders, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

11. Waiver of Conditions.  The Company reserves the absolute right to waive, amend or modify certain of the specified conditions as described under “The Exchange Offer — Conditions” in the Prospectus in the case of any Existing Notes tendered (except as otherwise provided in the Prospectus).

12. Mutilated, Lost, Stolen or Destroyed Existing Notes.  Any tendering Holder whose Existing Notes have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated herein for further instructions.

13. Requests for Information or Additional Copies.  Requests for information or for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address or telephone number set forth on the cover of this Letter of Transmittal.

IMPORTANT:  This Letter of Transmittal (or a facsimile thereof) together with certificates, or confirmation of book-entry or the Notice of Guaranteed Delivery, and all other required documents must be received by the Exchange Agent prior the Expiration Date.

TO BE COMPLETED BY ALL TENDERING HOLDERS
(See Instruction 7)

PAYOR’S NAME:

SUBSTITUTE Form W-9 Department of the Treasury Internal Revenue Service Payor’s Request for Taxpayer Identification Number (“TIN”) and Certification	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT THE RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. For individuals this is your Social Security Number (“SSN”). For a sole proprietor, a resident alien, a disregarded entity, or if your account is in more than one name, see enclosed W-9 Guidelines. For other entities, it is your Employer Identification Number (“EIN”). If you do not have a number, see “Obtaining a Number” by consulting the enclosed W-9 Guidelines.	TIN: Social Security Number OR Employer Identification Number

Part 2 — Awaiting TIN. ☐
(If you check the box in Part 2, also complete the “Certificate of Awaiting Taxpayer Identification Number” below.)

Part 3 — Exempt Payee.  ☐

(Check the box in Part 3 if you are an exempt payee.)

CERTIFICATION — UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
(1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(3) I am a U.S. citizen or other U.S. person.
Certification Instructions — You must cross out item (2) of the above certification if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not received another notification from the IRS that you are no longer subject to backup withholding.

Signature of U.S. Person Date
Name (as shown on your tax return)
PLEASE SIGN HERE	Business name (if different from above)
Address
City State Zip
Check the appropriate box to indicate your status:

☐ Individual/Sole Proprietor ☐ C Corporation

☐ LLC (Enter the tax classification (C = C Corporation, S = S Corporation P = partnership )) ☐ S Corporation

☐ Partnership ☐ Trust/Estate ☐ Other

NOTE:  FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING ON ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. IN

ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify, under penalties of perjury, that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, the payor may withhold a percentage (currently 28%) of all reportable payments paid to my account until I provide a number. I understand that if I do not provide a taxpayer identification number to the payor within 60 days of the payor’s receipt of this form, such retained amounts will be remitted to the Internal Revenue Service as backup withholding and the specified rate of all reportable payments made to me thereafter will be withheld and remitted to the Internal Revenue Service until I provide a taxpayer identification number.

Signature:	Date:

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

General Instructions.  All section references are to the Internal Revenue Code unless otherwise stated.

U.S. person.  Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee.

For federal tax purposes you are considered a U.S. person if you are:

1. An individual who is a citizen or resident of the United States,

2. A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States, or

3. Any estate (other than a foreign estate) or domestic trust. See Treasury regulations section 301.7701-7 for additional information.

Partners and partnerships must consult their own tax advisors regarding the application of these rules to them.

Foreign person.  If you are a foreign person, do not use Substitute Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien.  Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a “saving clause.” Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the recipient has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Substitute Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.

2. The treaty article addressing the income.

3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.

4. The type and amount of income that qualifies for the exemption from tax.

5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example.  Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Substitute Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding?  Persons making certain payments to you must under certain conditions withhold and pay to the IRS a percentage of such payments. This is called “backup withholding.” Payments that may be subject to backup withholding include interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester, or

2. You do not certify your TIN when required (see the Part II instructions below for details), or

3. The IRS tells the requester that you furnished an incorrect TIN, or

4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or

5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Penalties

Failure to furnish TIN.  If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding.  If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information.  Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs.  If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered on the form.

Sole proprietor.  Enter your individual name as shown on your income tax return on the “Name” line. You may enter your business, trade, or “doing business as (DBA)” name on the “Business name/disregarded entity name” line.

Partnership, C Corporation, or S Corporation.  Enter the entity’s name on the “Name” line and any business, trade, or “doing business as (DBA) name” on the “Business name/disregarded entity name” line.

Disregarded entity.  Enter the owner’s name on the “Name” line. The name of the entity entered on the “Name” line should never be a disregarded entity. The name on the “Name” line must be the name shown on the income tax return on which the income will be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a domestic owner, the domestic owner’s name is required to be provided on the “Name” line. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity’s name on the “Business name/disregarded entity name” line. If the owner of the disregarded entity is a foreign person, you must complete an appropriate Form W-8.

Note.  Check the appropriate box for the federal tax classification of the person whose name is entered on the “Name” line (Individual/sole proprietor, Partnership, C Corporation, S Corporation, Trust/estate).

Limited Liability Company (LLC).  If the person identified on the “Name” line is an LLC, check the “Limited liability company” box only and enter the appropriate code for the tax classification in the space provided. If you are an LLC that is treated as a partnership for federal tax purposes, enter “P” for partnership. If you are an LLC that has filed a Form 8832 or a Form 2553 to be taxed as a corporation, enter “C” for C corporation or “S” for S corporation. If you are an LLC that is disregarded as an entity separate from its owner under Regulation section 301.7701-3 (except for employment and excise tax), do not check the LLC box unless the owner of the LLC (required to be identified on the “Name” line) is another LLC that is not disregarded for federal tax purposes. If the LLC is disregarded as an entity separate from its owner, enter the appropriate tax classification of the owner identified on the “Name” line.

Other entities.  Enter your business name as shown on required federal tax documents on the “Name” line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the “Business name/disregarded entity name” line.

Exempt From Backup Withholding

If you are exempt, enter your name as described above and check the appropriate box for your status, then check the “Exempt” box under the taxpayer identification number and sign and date the form.

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note:  If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

Exempt payees.  Backup withholding is not required on any payments made to the following payees:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5.	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

 9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

THEN the payment is exempt
IF the payment is for . . .	for . . .

Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 5 and 7 through 13. Also C Corporations.
Barter exchange transactions and patronage dividends	Exempt recipients 1 through 5
Payments over $600 required to be reported and direct sales over $5,000(1)	Generally, exempt recipients 1 through 7 (2)

(1)	See Form 1099-MISC, Miscellaneous Income, and its instructions.

(2)	However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys’ fees; and payments for services paid by a Federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box.  If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see How to get a TIN below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner’s SSN (or EIN, if the owner has one). Do not enter the disregarded entity’s EIN. If the LLC is a corporation or partnership, enter the entity’s EIN.

Note.  See the chart below for further clarification of name and TIN combinations.

How to get a TIN.  If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at www.socialsecurity.gov/online/ss-5.pdf. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at www.irs.gov/businesses/ and clicking on Employer Identification Numbers (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting www.irs.gov or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Substitute Form W-9 but do not have a TIN, fill out the box entitled “CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER.”

Caution:  A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Substitute Form W-9.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt recipients, see Exempt From Backup Withholding above.

Signature requirements.  Complete the certification as indicated in 1 through 4 below.

1. Interest, dividend, broker, and barter exchange accounts opened after 1984 and broker accounts considered inactive during 1983.  You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

2. Real estate transactions.  You must sign the certification. You may cross out item 2 of the certification.

3. Other payments.  You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. “Other payments” include payments made in the course of the requester’s trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

4. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions.  You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:		Give name and SSN of:

1.	Individual	The individual
2.	Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)
3.	Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)
4.	a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee(1)
	b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)
5.	Sole proprietorship or disregarded entity owned by an individual	The owner(3)
6.	Grantor trust filing under Optional Form 1099 Filing Method 1 (see Regulation section 1.671-4(b)(2)(i)(A))	The grantor(*)

For this type of account:		Give name and EIN of:

7.	Disregarded entity not owned by an individual	The owner(3)
8.	A valid trust, estate, or pension trust	Legal entity(4)
9.	Corporate or LLC electing corporate status on Form 8832	The corporation
10.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
11.	Partnership or multi-member LLC	The partnership
12.	A broker or registered nominee	The broker or nominee
13.	Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity
14.	Grantor trust filing under the Form 1041 Filing Method or the Optional Form 1099 Filing Method 2 (see Regulation section 1.671-4(b)(2)(i)(B))	The trust

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person’s number must be furnished.

(2)	Circle the minor’s name and furnish the minor’s SSN.

(3)	You must show your individual name and you may also enter your business or “DBA” name on the second name line. You may use either your SSN or EIN (if you have one). If you are a sole proprietor, the IRS encourages you to use your SSN.

(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

(*)	Note. Grantor also must provide a Form W-9 to trustee of trust.

Note.  If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct IN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, and the District of Columbia to carry out their tax laws. The IRS may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism. You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold a percentage of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE INTERNAL REVENUE SERVICE.

ANNEX A

Guarantors

Jurisdiction of Incorporation or
Guarantor	Organization
Grifols, S.A.	Spain

Grifols Biologicals Inc.	Delaware, United States

Biomat USA, Inc.	Delaware, United States

Grifols Therapeutics Inc.	Delaware, United States

Talecris Plasma Resources, Inc.	Delaware, United States

Instituto Grifols, S.A.	Spain

Diagnostic Grifols, S.A.	Spain

Movaco, S.A.	Spain

Laboratorios Grifols, S.A.	Spain

Grifols Italia, S.p.A.	Italy

Grifols Deutschland GmbH	Germany